                                  Exhibit 99.2

Series 1999-1 Monthly Certificateholders' Statement for the month of October
2001

                                                                   Series 1999-1

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1999-1

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1999-1 Supplement, dated as of July 21, 1999 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1999-1 is set forth below:


       Date of the Certificate           November 10, 2001
       Monthly Period ending              October 31, 2001
       Determination Date                November 10, 2001
       Distribution Date                 November 15, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                              General
====================================================================================================================================
 101   Amortization Period                                                                                   No              101
 102   Early Amortization Period                                                                             No              102
 103   Class A Investor Amount paid in full                                                                  No              103
 104   Class B Investor Amount paid in full                                                                  No              104
 105   Collateral Interest Amount paid in full                                                               No              105
 106   Saks Incorporated is the Servicer                                                                     Yes             106

------------------------------------------------------------------------------------------------------------------------------------
                                                          Investor Amount
====================================================================================================================================
                                                                                                           as of the end of
                                                                              as of the end of the           the relevant
                                                                              prior Monthly Period          Monthly Period
                                                                              --------------------         ----------------
 107   Series 1999-1 Investor Amount                                              $378,375,000      107(a)   $378,375,000   107(b)
 108   Class A Investor Amount                                                    $280,000,000      108(a)   $280,000,000   108(b)
 109   Class B Investor Amount                                                    $ 30,275,000      109(a)   $ 30,275,000   109(b)
 110   Collateral Interest Amount                                                 $ 68,100,000      110(a)   $ 68,100,000   110(b)

 111   Series 1999-1 Adjusted Investor Amount                                     $378,375,000      111(a)   $378,375,000   111(b)
 112   Class A Adjusted Investor Amount                                           $280,000,000      112(a)   $280,000,000   112(b)
 113   Principal Account Balance with respect to Class A                          $          -      113(a)   $          -   113(b)
 114   Class B Adjusted Investor Amount                                           $ 30,275,000      114(a)   $ 30,275,000   114(b)
 115   Principal Account Balance with respect to Class B                          $          -      115(a)   $          -   115(b)
 116   Collateral Interest Adjusted Amount                                        $ 68,100,000      116(a)   $ 68,100,000   116(b)
 117   Principal Account Balance with respect to the Collateral Interest          $          -      117(a)   $          -   117(b)

 118   Class A Certificate Rate                                                                                   2.74500%  118
 119   Class B Certificate Rate                                                                                   2.95500%  119

                                                                                                           as of the end of
                                                                                for the relevant             the relevant
                                                                                 Monthly Period             Monthly Period
                                                                                ----------------           ----------------
 120   Series 1999-1 Investor Percentage with respect to
       Finance Charge Receivables                                                    32.67%         120(a)          32.18%  120(b)
 121   Class A                                                                       24.18%         121(a)          23.81%  121(b)
 122   Class B                                                                        2.61%         122(a)           2.57%  122(b)
 123   Collateral Interest                                                            5.88%         123(a)           5.79%  123(b)

 124   Series 1999-1 Investor Percentage with respect to
       Principal Receivables                                                         32.67%         124(a)          32.18%  124(b)
 125   Class A                                                                       24.18%         125(a)          23.81%  125(b)
 126   Class B                                                                        2.61%         126(a)           2.57%  126(b)
 127   Collateral Interest                                                            5.88%         127(a)           5.79%  127(b)

 128   Series 1999-1 Investor Percentage with respect to
       Allocable Amounts                                                             32.67%         128(a)          32.18%  128(b)
 129   Class A                                                                       24.18%         129(a)          23.81%  129(b)
 130   Class B                                                                        2.61%         130(a)           2.57%  130(b)
 131   Collateral Interest                                                            5.88%         131(a)           5.79%  131(b)

                                                                                                                         Page 1 of 5


                                                                                                                       Series 1999-1

------------------------------------------------------------------------------------------------------------------------------------
                                               Series 1999-1 Investor Distributions
====================================================================================================================================
  132    The sum of the daily allocations of collections of Principal Receivables for
         the relevant Monthly Period                                                                     $          -        132
  133    Class A distribution of collections of Principal Receivables per $1,000 of
         original principal amount                                                                       $          -        133
  134    Class B distribution of collections of Principal Receivables per $1,000 of
         original principal amount                                                                       $          -        134
  135    Collateral Interest distribution of collections of Principal Receivables per
         $1,000 of original principal amount                                                             $          -        135
  136    Class A distribution attributable to interest per $1,000 of original principal
         amount                                                                                          $       2.36        136
  137    Class B distribution attributable to interest per $1,000 of original principal
         amount                                                                                          $       2.54        137
  138    Collateral Interest distribution attributable to interest per $1,000 of original
         principal amount                                                                                $       1.99        138
  139    Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of
         original principal amount                                                                       $       1.67        139

------------------------------------------------------------------------------------------------------------------------------------
                                              Collections Allocated to Series 1999-1
====================================================================================================================================

  140    Series allocation of collections of Principal Receivables                                       $ 75,295,156        140
  141    Class A                                                                                         $ 55,718,913        141
  142    Class B                                                                                         $  6,024,607        142
  143    Collateral Interest                                                                             $ 13,551,636        143

  144    Series allocation of collections of Finance Charge Receivables                                  $  7,612,366        144
  145    Class A                                                                                         $  5,633,201        145
  146    Class B                                                                                         $    609,090        146
  147    Collateral Interest                                                                             $  1,370,075        147

         Available Funds
         ---------------
  148    Class A Available Funds                                                                         $  5,633,201        148
  149    The amount to be withdrawn from the Reserve Account to be included in
         Class A Available funds                                                                         $          -        149
  150    Principal Investment Proceeds to be included in Class A Available Funds                         $          -        150
  151    The amount of investment earnings on amounts held in the Reserve
         Account to be included in Class A Available funds                                               $          -        151

  152    Class B Available Funds                                                                         $    609,090        152
  153    The amount to be withdrawn from the Reserve Account to be included in
         Class B Available funds                                                                         $          -        153
  154    Principal Investment Proceeds to be included in Class B Available Funds                         $          -        154

  155    Collateral Interest Available Funds                                                             $  1,370,075        155
  156    The amount to be withdrawn from the Reserve Account to be included in
         Collateral Interest Available Funds                                                             $          -        156
  157    Principal Investment Proceeds to be included in Collateral Interest Available
         Funds                                                                                           $          -        157


------------------------------------------------------------------------------------------------------------------------------------
                                                    Application of Collections
====================================================================================================================================

         Class A
         -------
  158    Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not
         paid on a prior Distribution date                                                               $    661,850        158
  159    If Saks Incorporated is no longer the Servicer, an amount equal to Class A
         Servicing fee for the related Distribution Date                                                 $          -        159
  160    Class A Allocable Amount                                                                        $  1,273,847        160
  161    An amount to be included in the Excess Spread                                                   $  3,697,504        161

                                                                                                                         Page 2 of 5

                                                                                                                       Series 1999-1

         Class B
         -------
  162    Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
         Distribution date                                                                               $     77,037        162
  163    If Saks Incorporated is no longer the Servicer, an amount equal to Class B
         Servicing fee for the related Distribution Date                                                 $          -        163
  164    An amount to be included in the Excess Spread                                                   $    532,053        164

         Collateral Interest
         -------------------
  165    If Saks Incorporated is no longer the Servicer, an amount equal to Collateral
         Interest Servicing fee for the related Distribution Date                                        $          -        165
  166    An amount to be included in the Excess Spread                                                   $  1,370,075        166

  167    Available Excess Spread                                                                         $  5,599,632        167
  168    Available Shared Excess Finance Charge Collections                                              $          -        168
  169    Total Cash Flow available for Series 1999-1 waterfall                                           $  5,599,632        169

  170    Fund any Class A Required Amount                                                                $          -        170
  171    Class A Investor Charge Offs which have not been previously reimbursed                          $          -        171
  172    Class B Required Amount to the extent attributable to line 162 and line 163                     $          -        172
  173    Class B Allocable Amount                                                                        $    137,735        173
  174    Excess of the Required Reserve Account Amount over the amount held in the Reserve Account       $          -        174
  175    An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated Principal Collections;
         (iii) reallocations of the Class B Investor Amount to the Class A Investor Amount               $          -        175
  176    Collateral Monthly Interest for the related Distribution Date plus Collateral Monthly
         Interest previously due but not paid to holders of the Collateral Interest
         additional interest                                                                             $    135,853        176
  177    Servicing Fee due for the relevant Monthly Period and not paid above plus any amounts
         previously due but not distributed to the Servicer                                              $    630,625        177
  178    Collateral Interest Allocable Amount                                                            $    309,818        178
  179    Any unreimbursed reductions of the Collateral Interest Amount, if any, due to:
         (i) Collateral Interest Charge Offs; (ii) Reallocated Principal Collections;
         (iii) reallocations of the Collateral Interest Amount to the Class A or Class B
         Investor Amount                                                                                 $          -        179
  180    Excess of the Required Spread Account Amount over the available Spread Account Amount           $          -        180
  181    The aggregate of any other amounts, if any, then due to the Collateral Interest Holder          $          -        181
  182    Shared Excess Finance Charge Collections                                                        $  4,385,601        182

------------------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
====================================================================================================================================

  183    Available Principal Collections held in the Collection Account                                  $ 75,295,156        183
  184    Controlled Deposit Amount for the Monthly Period                                                $          -        184
  185    Deficit Controlled Accumulation Amount                                                          $          -        185
  186    Principal Collections deposited for the Monthly Period                                          $          -        186

  187    Class A Monthly Principal                                                                       $          -        187

  188    Class B Monthly Principal (only after payout of Class A or the accumulation of
         the Class A Investor Amount)                                                                    $          -        188
  189    Available Principal Collections held in the Collection Account less portion of
         such Collections applied to Class A Monthly Principal                                           $ 75,295,156        189
  190    Controlled Deposit Amount less Class A Monthly Principal                                        $          -        190

  191    Collateral Interest Monthly Principal (only after payout of Class A and Class B
         or the accumulation of the Class A and Class B Investor Amount)                                 $          -        191
  192    Available Principal Collections held in the Collection Account less portion of such
         Collections applied to Class A and Class B Monthly Principal                                    $ 75,295,156        192
  193    Controlled Deposit Amount less Class A and Class B Monthly Principal                            $          -        193

                                                                                                                         Page 3 of 5

                                                                                                                       Series 1999-1
------------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
====================================================================================================================================
  194    Reallocated Principal Collections                                                               $          -       194
  195    Collateral Subordinated Principal Collections (to the extent needed
         to fund Required Amounts)                                                                       $          -       195
  196    Class B Subordinated Principal Collections (to the extent needed
         to fund Required Amounts)                                                                       $          -       196

------------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
====================================================================================================================================
                                                                                          %                  Amount
                                                                                        -----            -------------
  197    Series 1999-1 Default Amount                                                   32.67%  197(a)   $   1,721,399      197(b)
  198    Class A Investor Default Amount                                                24.18%  198(a)   $   1,273,847      198(b)
  199    Class B Investor Default Amount                                                 2.61%  199(a)   $     137,735      199(b)
  200    Collateral Interest Default Amount                                              5.88%  200(a)   $     309,818      200(b)

  201    Series 1999-1 Adjustment Amount                                                                 $           -      201
  202    Class A Adjustment Amount                                                                       $           -      202
  203    Class B Adjustment Amount                                                                       $           -      203
  204    Collateral Interest Adjustment Amount                                                           $           -      204

  205    Series 1999-1 Allocable Amount                                                                  $   1,721,399      205
  206    Class A Allocable Amount                                                                        $   1,273,847      206
  207    Class B Allocable Amount                                                                        $     137,735      207
  208    Collateral Interest Allocable Amount                                                            $     309,818      208

------------------------------------------------------------------------------------------------------------------------------------
                                                         Required Amounts
====================================================================================================================================

  209    Class A Required Amount                                                                         $           -      209
  210    Class A Monthly Interest for current Distribution Date                                          $     661,850      210
  211    Class A Monthly Interest previously due but not paid                                            $           -      211
  212    Class A Additional Interest for prior Monthly Period or previously due but not paid             $           -      212
  213    Class A Allocable Amount for current Distribution Date                                          $   1,273,847      213
  214    Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                          $           -      214

  215    Class B Required Amount                                                                         $           -      215
  216    Class B Monthly Interest for current Distribution Date                                          $      77,037      216
  217    Class B Monthly Interest previously due but not paid                                            $           -      217
  218    Class B Additional Interest for prior Monthly Period or previously
         due but not paid                                                                                $           -      218
  219    Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                          $           -      219
  220    Excess of Class B Allocable Amount over funds available to make payments                        $           -      220

  221    Collateral Interest Required Amount                                                             $           -      221
  222    Collateral Monthly Interest for current Distribution Date                                       $     135,853      222
  223    Collateral Monthly Interest previously due but not paid                                         $           -      223
  224    Collateral Interest Additional Interest for prior Monthly Period or
         previously due but not paid                                                                     $           -      224
  225    Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                       $           -      225
  226    Excess of Collateral Interest Allocable Amount over funds available to
         make payments                                                                                   $           -      226

------------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
====================================================================================================================================

         Class A
         -------
  227    Class A Investor Amount reduction                                                               $           -      227
  228    Class A Investor Charge Off                                                                     $           -      228

         Class B
         -------
  229    Class B Investor Amount reduction                                                               $           -      229
  230    Class B Investor Charge Off                                                                     $           -      230
  231    Reductions of the Class B Investor Amount due to Class A Allocable Amount                       $           -      231
  232    Reallocated Principal Collections applied to Class A                                            $           -      232

                                                                                                                         Page 4 of 5


                                                                                                                       Series 1999-1
         Collateral Interest
         -------------------
  233    Collateral Interest Amount reduction                                                            $          -        233
  234    Collateral Interest Charge Off                                                                  $          -        234
  235    Reductions of the Collateral Interest Amount due to Class A and Class B Allocable Amounts       $          -        235
  236    Reallocated Principal Collections applied to Class A and Class B                                $          -        236

------------------------------------------------------------------------------------------------------------------------------------
                                                           Servicing Fee
====================================================================================================================================

  237    Series 1999-1 Servicing Fee                                                                     $    630,625        237
  238    Class A Servicing Fee                                                                           $    466,667        238
  239    Class B Servicing Fee                                                                           $     50,458        239
  240    Collateral Interest Servicing Fee                                                               $    113,500        240

------------------------------------------------------------------------------------------------------------------------------------
                                                          Reserve Account
====================================================================================================================================

  241    Required Reserve Account Amount (if applicable)                                                       N/A           241
  242    Reserve Account reinvestment rate (if applicable)                                                     N/A           242
  243    Reserve Account reinvestment earnings                                                           $          -        243
  244    Reserve Account balance                                                                         $          -        244

  245    Accumulation Period Length                                                                         3 months         245

------------------------------------------------------------------------------------------------------------------------------------
                                                           Excess Spread
====================================================================================================================================

  246    Portfolio Yield for Monthly Period (excluding Shared Excess Finance
         Charge Collections from other Series)                                                               18.08%          246
  247    Base Rate for Monthly Period                                                                         4.68%          247
  248    Portfolio Yield minus Base Rate for such Monthly Period                                             13.40%          248
  249    Three month average of Portfolio Yield minus Base Rate                                              12.30%          249

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November, 2001.

         Saks Incorporated,
          as Servicer

         By /s/ Scott A. Honnold
           ------------------------------------
         Name:  Scott A. Honnold
         Title: Vice President and Treasurer

                                                                     Page 5 of 5